                                            ANNUAL REPORT
                                            DECEMBER 31, 2001

PRUDENTIAL
SHORT-TERM CORPORATE
BOND FUND, INC./INCOME PORTFOLIO

FUND TYPE
Debt

OBJECTIVE
High current income consistent with the
preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                    PRUDENTIAL (LOGO)

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Short-Term Corporate Bond
Fund, Inc./Income Portfolio (the Fund) seeks high current income consistent with the preservation of principal. The Fund invests primarily in investment-grade corporate debt obligations and debt obligations issued by the U.S. government and government-related entities that mature in six years or less.
There are special risks, as well as
potential illiquidity. There can be no
assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 12/31/01

        89.3%  U.S. Corporate Bonds
         8.6   U.S. Treasury Notes
         2.1   Cash & Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 12/31/01

         8.6%   U.S. Government & Agency
         0.6    AAA
         8.7    AA
        35.1    A
        41.1    BBB
         3.8    BB
         2.1    Cash Equivalents

Ten Largest Issuers

Expressed as a percentage of
net assets as of 12/31/01

    8.6%   U.S. Treasury Notes
    2.1    Prudential Taxable Money Market
    1.8    Sears Roebuck Acceptance Corp.
    1.6    PaineWebber Group, Inc.
    1.5    General Motors Acceptance Corp.
    1.3    Northrop Grumman Corp.
    1.3    WorldCom, Inc.
    1.3    Tyco International Group
    1.3    Verizon Global Funding Corp.
    1.3    Niagara Mohawk Power Corp.

Holdings are subject to change.

                                      www.PruFN.com    (800) 225-1852

Annual Report    December 31, 2001

Cumulative Total Returns1                             As of 12/31/01

                              One     Five         Ten               Since
                              Year    Years       Years            Inception2
Class A                       7.40%   34.17%  78.92% (78.61)   129.20% (123.95)
Class B                       6.86    30.48        N/A               59.30
Class C                       6.87    30.50        N/A               50.98
Class Z                       7.66    35.79        N/A               36.60
Lipper Short/Int.
Inv. Grade Debt Fund Avg.3    7.21    34.39       78.88               ***

Average Annual Total Returns1    As of 12/31/01

                One    Five         Ten          Since
               Year    Years       Years       Inception2
    Class A    3.91%   5.36    5.64% (5.62)     6.67% (6.47)
    Class B    3.86    5.47         N/A            5.27
    Class C    4.81    5.26         N/A            5.57
    Class Z    7.66    6.31         N/A            6.38

Distributions and Yields    As of 12/31/01

                      Total Distributions     30-Day
                       Paid for 12 Months    SEC Yield
    Class A                  $0.63            3.84%
    Class B                  $0.57            3.47
    Class C                  $0.57            3.47
    Class Z                  $0.66           4.22

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1%, and 1% for four years. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 9/1/89; Class B,
  12/9/92; Class C, 8/1/94; and Class Z,
  12/16/96.

3 The Lipper Average is unmanaged, and is based on the average returns for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Short/Intermediate Investment
  Grade Debt Fund category. Funds in the
  Lipper Short/Intermediate Investment Grade
  Debt Fund Average invest at least 65% of their assets in investment-grade debt issues
  (rated in top four grades) with dollar-
  weighted average maturities of one to five years. The returns would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are
   127.07% for Class A, 69.68% for Class B,
   57.60% for Class C, and 34.39% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)                       February 7, 2002

DEAR SHAREHOLDER,
The Prudential Short-Term Corporate Bond
Fund's Class A shares returned 7.40%, which was 3.91% to investors who paid the Class A shares' initial sales charge. The Fund's benchmark Lipper Short/Intermediate Investment
Grade Debt Fund Average returned 7.21% for the same period.

High-grade corporate bonds outpaced other sectors of the U.S. fixed income market that, in 2001, outperformed the stock market for the second consecutive year, according to the Lehman Brothers U.S. Credit Index, the Lehman Brothers U.S. Aggregate Bond
Index, and the Standard & Poor's 500
Composite Stock Price Index, respectively.
This achievement underscores the importance of diversifying your assets among debt securities, equities, and cash. Talking with your financial professional can help determine the suitability of these investments, given your risk profile and long-term goals, as well as the appropriate mix to meet your investment needs.

We discuss developments in the U.S. bond market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in
Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Short-Term Corporate Bond Fund, Inc./Income Portfolio

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Annual Report    December 31, 2001

INVESTMENT ADVISER'S REPORT

GOOD YEAR FOR HIGH-GRADE CORPORATES DESPITE TRIALS
It was the best of times and the worst of times in the U.S. investment-grade corporate bond market during 2001. Among the developments that boosted bond prices were the Federal Reserve's (the Fed) 11 cuts in short-term interest rates, low inflation, and a tumbling stock market. These positives more than offset the downward pressure on bond prices from weak corporate earnings and a dramatic deterioration in credit quality experienced by many U.S. companies. As a result, investment-grade corporate bonds performed better than all other sectors of the U.S. debt securities market in 2001.

Fed policymakers' aggressive campaign to ease monetary policy pushed short-term rates below 2.00% for the first time in 40 years.
The federal funds rate (the rate banks
charge each other for overnight loans)
declined 4.75 percentage points to 1.75%. By sharply lowering borrowing costs for businesses and consumers, the Fed hoped to set the stage for a solid economic recovery in the United States, where the economy had sunk into a recession for the first time in a decade.

Short-term bonds usually track rate changes by the Fed more closely than long-term bonds. Therefore yields on short-term bonds experienced the sharpest declines in the market, which pushed their prices solidly higher. Because short-term bond yields fell and long-term bond yields edged higher in anticipation of an economic recovery, the slope of the yield curve steepened dramatically over the year. (The yield curve graphs yields of bonds of the same quality from the shortest to the longest maturity.)

DECLINING RATES SPUR RECORD CORPORATE ISSUANCE
Corporations took advantage of the
declining-interest-rate environment by
issuing a record number of U.S. high-grade
corporate bonds in 2001. This huge volume of
new securities, coupled with the weak
economy, forced issuers to offer premium
yields to generate interest in their bonds.
We used
                                           3

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Annual Report    December 31, 2001

this opportunity to rotate from lower-coupon corporate bonds into new issues that offered higher yields. Some of our new issues that performed well were bonds of Kraft, Metropolitan Life, and Conoco.

BARGAIN-HUNTING AMID A FLIGHT TO QUALITY
A temporary flight to quality developed in the U.S. fixed income market after the September 11 terrorist attacks on the United
States. At that time, the yield "spread," or difference between the yields of investment-grade corporate bonds and comparable U.S.
Treasury securities, rose dramatically,
indicating that investors (including us) required greater compensation in order to buy investment-grade corporate bonds. We sold Treasuries and bought high-grade corporate bonds. This strategy worked well as the latter outperformed the former because investors anticipated that the Fed rate cuts would spark an economic recovery in 2002.

HOLDING HIGH-GRADE TELECOM BONDS HELPED
For the year 2001, debt securities of Bell
South and Verizon were among the Fund's
high-grade corporate bonds that gained
sharply in value. The high-grade
telecommunications sector performed well as many companies announced intentions to improve their balance sheets via reductions in capital expenditures and debt. The Fund's considerable exposure to telecom bonds contributed to its solid relative performance in 2001.

FOCUS ON LOWER-INVESTMENT-GRADE BONDS WORKED WELL
The Fund also benefited from our credit-quality strategy. Throughout the year, we continued to emphasize securities rated BBB because they provided yields higher than those available on better-rated bonds.
Moreover, prices of debt securities in the lower tiers of the investment-grade bond market gained nicely in 2001.

                              www.PruFN.com   (800) 225-1852

BURDENED BY ENERGY WOES
Exposure to securities backed by Enron,
which we sold in December, detracted
materially from the Fund's returns. The bond ratings of Enron, a Texas-based energy trader, were downgraded to below investment grade in November 2001 and competitor Dynegy shelved its plan to merge with Enron. Enron filed the largest corporate bankruptcy in U.S. history during December 2001.

LOOKING AHEAD
As the U.S. economy struggles to recover in 2002, we believe the Fed will continue to nurture growth by, at the very least, leaving short-term rates unchanged in the first half of 2002. Given this outlook for monetary policy, we expect investment-grade and high yield corporate bonds, mortgage-backed securities, and emerging market bonds to outperform Treasuries.

Our longer-term outlook for a pickup in
economic growth and a gradual improvement in corporate balance sheets would create a positive environment for both investment-grade and high yield corporate bonds. Consequently, we intend to maintain our emphasis on the investment-grade telecom sector.

We also plan to rotate from more defensive sectors into cyclical sectors as further signs of improving credit quality emerge.
While there will likely be fewer investment-grade corporate bonds issued in 2002 than in 2001, the supply of newly issued bonds this year should be enough to provide good opportunities to sell Treasuries and buy attractively priced corporate bonds.

Prudential Short-Term Corporate Bond Fund Management Team

                                                ANNUAL REPORT
                                                DECEMBER 31, 2001

PRUDENTIAL
SHORT-TERM CORPORATE
BOND FUND, INC./INCOME PORTFOLIO


                                                FINANCIAL STATEMENTS

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  91.4%
CORPORATE BONDS  82.8%
                                 Abbott Laboratories,
Aa3               $1,000         5.625%, 7/1/06                          $    1,027,375
                                 Abitibi-Consolidated, Inc.,
Baa3                 500         8.30%, 8/1/05                                  531,315
                                 Alcoa, Inc.,
A1                 2,000         5.875%, 6/1/06                               2,056,460
                                 Allstate Corp., Senior Note,
A1                 1,250         5.375%, 12/1/06                              1,248,325
                                 Alltel Corp., Senior Note,
A2                 1,500         7.125%, 3/1/03                               1,550,580
                                 American Home Products Corp.,
A3                 1,300         6.25%, 3/15/06                               1,352,572
                                 AOL Time Warner, Inc.,
Baa1               2,000         6.125%, 4/15/06                              2,046,160
                                 Aon Corp., Senior Note,
A3                 1,000         8.65%, 5/15/05                               1,080,060
                                 Arizona Public Service Co.,
Baa1                 650         7.625%, 8/1/05                                 695,572
                                 AT&T Corp., Senior Note,
A3                 1,000         6.50%, 11/15/06                              1,015,150
                                 AT&T Wireless Services, Inc., Senior
                                  Note,
Baa2               1,000         7.35%, 3/1/06                                1,055,180
                                 Bank of America Corp.,
Aa3                1,200         8.50%, 1/15/07                               1,351,128
                                 Bank One Corp., Senior Note,
Aa3                1,600         7.625%, 8/1/05                               1,736,784
                                 Bellsouth Corp.,
Aa3                2,000         5.00%, 10/15/06                              1,984,560
                                 British Telecom PLC,
Baa1               1,300         7.625%, 12/15/05                             1,394,692
                                 Cendant Corp.,
Baa1               2,000         7.75%, 12/1/03                               2,032,740
                                 Cingular Wireless LLC, Senior Note,
A3                 1,500         5.625%, 12/15/06                             1,504,530
                                 Citicorp,
Aa2                1,600         7.20%, 6/15/07                               1,713,744

    See Notes to Financial Statements                                      7

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Clear Channel Communications,
                                  Senior Note,
Baa3              $1,000         7.25%, 9/15/03                          $    1,039,260
                                 Coca-Cola Enterprises, Inc.,
A2                 1,200         6.625%, 8/1/04                               1,272,960
                                 Comcast Cable Communications,
Baa2               1,000         6.375%, 1/30/06                              1,028,710
                                 Conagra Foods, Inc.,
Baa1               1,000         6.00%, 9/15/06                               1,021,240
                                 Conoco Funding Co.,
Baa1               1,500         5.45%, 10/15/06                              1,504,020
                                 Continental Cablevision, Inc., Senior
                                  Note,
Baa2               1,500         8.30%, 5/15/06                               1,646,895
                                 Cox Communications, Inc.,
Baa2               1,000         6.15%, 8/1/03                                1,028,540
                                 CSX Corp., M.T.N.,
Baa2               1,500         5.85%, 12/1/03                               1,552,530
                                 Delta Air Lines, Inc.,
Ba3                1,000         6.65%, 3/15/04                                 900,000
                                 Detroit Edison Co., Senior Note,
A3                 1,250         5.05%, 10/1/05                               1,237,698
                                 Deutsche Telekom International
                                  Finance,
A3                 1,500         7.75%, 6/15/05                               1,605,435
                                 Dominion Fiber Ventures LLC, Senior
                                  Note,
Baa2               1,000         7.05%, 3/15/05                                 997,458
                                 Dominion Resources, Inc., Senior
                                  Note,
Baa1                 400         6.00%, 1/31/03                                 411,504
                                 Duke Energy Field Services LLC,
Baa2               1,000         7.50%, 8/16/05                               1,037,100
                                 Duke Realty Corp.,
Baa1                 270         7.30%, 6/30/03                                 282,725
                                 East Coast Power LLC, Senior Note,
Baa3                 654         6.737%, 3/31/08                                652,782
                                 Energy East Corp.,
Baa1               1,000         5.75%, 11/15/06                                951,250
                                 Entergy Louisiana, Inc.,
Baa2               1,000         8.50%, 6/1/03                                1,059,020

    8                                      See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 EOP Operating L.P.,
Baa1              $1,000         7.375%, 11/15/03                        $    1,051,410
                                 ERP Operating L.P.,
A3                 1,000         7.10%, 6/23/04                               1,049,170
                                 Federated Dept. Stores, Inc., Senior
                                  Note,
Baa1               1,000         8.50%, 6/15/03                               1,053,890
                                 FirstEnergy Corp.,
Baa2               1,500         5.50%, 11/15/06                              1,474,185
                                 FleetBoston Financial Corp., Senior
                                  Note,
A1                 1,500         4.875%, 12/1/06                              1,466,226
                                 Ford Motor Credit Co.,
A3                 2,000         6.625%, 6/30/03                              2,042,380
                                 Fort James Corp.,
Baa3               1,500         6.70%, 11/15/03                              1,511,160
                                 Fortune Brands, Inc., Senior Note,
A2                   600         7.125%, 11/1/04                                640,714
                                 France Telecom,
Baa1               1,300         7.20%, 3/1/06                                1,365,325
                                 General Motors Acceptance Corp.,
A2                 2,500         5.95%, 3/14/03                               2,541,000
                                 Goldman Sachs Group L.P.,
A1                 1,000         6.25%, 2/1/03                                1,032,098
                                 Harrahs Operating Co., Inc., Senior
                                  Note,
Baa3                 400         7.125%, 6/1/07                                 404,769
                                 Hartford Financial Services Group,
                                  Inc., Senior Note,
A2                 1,000         7.75%, 6/15/05                               1,056,510
                                 HCA Inc.,
Ba1                1,000         7.125%, 6/1/06                               1,003,750
                                 Heller Financial, Inc.,
Aaa                1,000         6.00%, 3/19/04                               1,046,910
                                 Honeywell International, Inc.,
A2                 1,460         5.125%, 11/1/06                              1,446,568
                                 Illinois Central Railroad Co.,
Baa2               2,000         6.75%, 5/15/03                               2,063,760
                                 Ingersoll-Rand Co.,
A3                 1,000         5.80%, 6/1/04                                1,029,730

    See Notes to Financial Statements                                      9

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 International Paper Co.,
Baa2              $2,000         8.00%, 7/8/03                           $    2,107,926
                                 Kellogg Co.,
Baa2               2,000         6.00%, 4/1/06                                2,055,200
                                 Keyspan Corp.,
A3                 1,000         7.25%, 11/15/05                              1,066,050
                                 Kraft Foods, Inc.,
A2                 1,500         4.625%, 11/1/06                              1,467,915
                                 Lehman Brothers Holdings, Inc.,
A2                 1,500         6.625%, 4/1/04                               1,580,025
                                 Limestone Electron Trust, Senior
                                  Note,
Baa3               2,000         8.625%, 3/15/03                              1,980,000
                                 Litton Industries, Inc., Senior Note,
Baa3               2,000         6.05%, 4/15/03                               2,045,400
                                 Lockheed Martin Corp.,
Baa2               1,300         7.25%, 5/15/06                               1,387,958
                                 Marathon Oil Corp.,
Baa1               1,000         7.20%, 2/15/04                               1,059,280
                                 McDonnell Douglas Corp.,
A3                 1,500         6.875%, 11/1/06                              1,566,030
                                 Metlife, Inc., Senior Note,
A1                 1,500         5.25%, 12/1/06                               1,499,715
                                 Mirant Americas Generation LLC,
                                  Senior Note,
Ba1                1,000         7.625%, 5/1/06                                 911,728
                                 Morgan Stanley Dean Witter,
Aa3                1,000         6.10%, 4/15/06                               1,030,690
                                 News America Holdings, Inc., Senior
                                  Note,
Baa3               1,475         8.625%, 2/1/03                               1,545,092
                                 Niagara Mohawk Power Corp.,
Baa2               2,000         7.375%, 8/1/03                               2,108,000
                                 Nisource Finance Corp.,
Baa2                 900         5.75%, 4/15/03                                 915,381
                                 Northrop Grumman Corp.,
Baa3               2,000         8.625%, 10/15/04                             2,198,500
                                 Occidental Petroleum Corp., Senior
                                  Note,
Baa2               1,000         7.65%, 2/15/06                               1,075,720

    10                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Pactiv Corp.,
Baa3              $1,500         7.20%, 12/15/05                         $    1,498,950
                                 Paine Webber Group, Inc., Senior
                                  Note,
Aa2                2,500         7.015%, 2/10/04                              2,648,550
                                 Pepsi Bottling Holdings, Inc.,
A1                 2,000         5.375%, 2/17/04                              2,061,220
                                 Pharmacia Corp.,
A1                 1,250         5.75%, 12/1/05                               1,292,562
                                 Phillips Petroleum Co.,
A3                   371         6.65%, 3/1/03                                  382,367
A3                 1,000         8.50%, 5/25/05                               1,100,890
                                 Pinnacle One Partners L.P., Senior
                                  Note,
Ba1                1,000         8.83%, 8/15/04                                 980,000
                                 PPL Electric Utilities Corp.,
A3                   500         5.875%, 8/15/07                                503,323
                                 Progress Energy, Inc., Senior Note,
Baa1                 500         6.55%, 3/1/04                                  521,395
Baa1               1,000         6.75%, 3/1/06                                1,039,300
                                 Qwest Capital Funding, Inc.,
Baa1               1,000         5.875%, 8/3/04                                 983,600
Baa1               1,000         7.75%, 8/15/06                               1,021,820
                                 Raytheon Co.,
Baa3               1,000         7.90%, 3/1/03                                1,047,470
                                 Reed Elsevier Capital, Inc.,
A3                   800         6.125%, 8/1/06                                 814,024
                                 Rio Tinto Finance USA Ltd.,
Aa3                1,000         5.75%, 7/3/06                                1,012,298
                                 Royal KPN NV,
Baa3                 500         7.50%, 10/1/05                                 510,765
                                 Safeway, Inc., Senior Note,
Baa2               1,500         6.85%, 9/15/04                               1,589,190
                                 South Carolina Electric & Gas Co.,
A1                 1,000         7.50%, 6/15/05                               1,075,890
                                 Southwest Airlines Co.,
                                  Ser. 2001, Class A2,
Aa2                2,000         5.496%, 11/1/06                              1,949,000
                                 Southwestern Public Service Co.,
A3                 1,400         5.125%, 11/1/06                              1,370,166

    See Notes to Financial Statements                                     11

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Sprint Capital Corp.,
Baa1              $1,000         5.875%, 5/1/04                          $    1,023,110
Baa1               1,000         7.125%, 1/30/06                              1,042,500
                                 Starwood Hotels & Resorts,
Ba1                1,000         6.75%, 11/15/03                                970,000
                                 Target Corp.,
A2                 1,300         5.95%, 5/15/06                               1,338,584
                                 Telefonica Europe,
A2                 1,100         7.35%, 9/15/05                               1,122,000
                                 TRW, Inc.,
Baa2                 300         7.625%, 3/15/06                                308,970
                                 Tyco International Group,
Baa1               2,110         4.95%, 8/1/03                                2,144,055
                                 Tyson Foods, Inc.,
Baa3                 550         6.625%, 10/1/04                                562,353
                                 Union Pacific Corp.,
Baa3               1,000         7.60%, 5/1/05                                1,076,650
                                 United Technologies Corp.,
A2                 1,400         4.875%, 11/1/06                              1,374,870
                                 Utilicorp United, Inc., Senior Note,
Baa3                 300         7.00%, 7/15/04                                 305,469
                                 Verizon Global Funding Corp.,
A1                 2,000         6.75%, 12/1/05                               2,110,920
                                 Vodafone Group PLC,
A2                 1,300         7.625%, 2/15/05                              1,397,838
                                 Wachovia Corp.,
A1                 1,000         4.95%, 11/1/06                                 982,150
                                 Waste Management, Inc., Senior Note,
Ba1                1,000         7.00%, 10/1/04                               1,045,850
                                 Weyerhaeuser Co.,
A3                   600         6.00%, 8/1/06                                  601,560
                                 WorldCom, Inc., Senior Note,
A3                 2,070         7.55%, 4/1/04                                2,171,037
                                                                         --------------
                                 Total corporate bonds (cost
                                  $136,387,715)                             138,466,915
                                                                         --------------

    12                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
U.S. Government Securities  8.6%
                                 United States Treasury Notes,
                   3,200         3.00%, 11/30/03                         $    3,202,496
                   7,790         3.50%, 11/15/06                              7,507,612
                   3,430         5.875%, 11/15/04                             3,630,449
                                                                         --------------
                                 Total U.S. Gov't Securities
                                  (cost $14,341,706)                         14,340,557
                                                                         --------------
                                 Total long-term investments
                                  (cost $150,729,421)                       152,807,472
                                                                         --------------
SHORT-TERM INVESTMENTS  8.6%
-----------------------------------------------------------------------------------
Corporate Bonds  6.5%
                                 Bombardier Capital, Inc., M.T.N.,
A3                 1,000         7.30%, 12/15/02                              1,038,580
                                 Cox Enterprises, Inc.,
Baa1                 300         6.625%, 6/14/02                                305,142
                                 FleetBoston Financial Corp., M.T.N.,
A1                   500         6.125%, 3/15/02                                503,975
                                 Household Finance Corp., M.T.N.,
A2                 1,000         6.125%, 7/15/02                              1,017,540
                                 Norfolk Southern Corp.,
Baa1               1,350         6.95%, 5/1/02                                1,367,631
                                 Sears Roebuck Acceptance Corp.,
                                  M.T.N.,
A3                 3,000         6.38%, 10/7/02                               3,064,980
                                 Sun Microsystems, Inc., Senior Note,
Baa1                 550         7.00%, 8/15/02                                 561,506
                                 Telecom de Puerto Rico,
Baa1               1,500         6.15%, 5/15/02                               1,517,484
                                 Union Pacific Corp.,
Baa3               1,425         9.625%, 12/15/02                             1,511,726
                                                                         --------------
                                 Total corporate bonds
                                  (cost $10,790,633)                         10,888,564
                                                                         --------------

    See Notes to Financial Statements                                     13

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

                Shares           Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Money Market  2.1%
                                 Prudential Core Investment
                                  Fund-Taxable
                                  Money Market Series (Note 3)
                 3,498,360       (cost $3,498,360)                    $    3,498,360
                                                                      --------------
                                 Total short-term investments
                                  (cost $14,288,993)                      14,386,924
                                                                      --------------
                                 Total Investments  100.0%
                                  (cost $165,018,414; Note 5)            167,194,396
                                 Other assets in excess of
                                  liabilities                                 12,050
                                                                      --------------
                                 Net Assets  100%                     $  167,206,446
                                                                      --------------
                                                                      --------------

------------------------------
* The Fund's current Prospectus contains a description of Moody's rating.
L.P.--Limited Partnership.
LLC--Limited Liability Corporation.
M.T.N.--Medium-Term Note.
PLC--Public Limited Company.
NV--Naamiuze Vennoostschap (Dutch Company).

    14                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2001 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2001 was as follows:
Electrical Utilities...................................................   10.1%
Telephones.............................................................    9.1
U.S. Government Securities.............................................    8.6
Finance................................................................    5.9
Aerospace/Defense......................................................    5.8
Oil & Gas..............................................................    4.8
Banks..................................................................    4.6
Transportation-Road & Rail.............................................    4.5
Food Products & Services...............................................    4.0
Brokerage Services.....................................................    3.8
Retail.................................................................    3.5
Cellular Communications................................................    3.3
Diversified Manufacturing Operations...................................    3.0
Insurance..............................................................    2.9
Paper & Packaging......................................................    2.9
Cable & Pay Television Systems.........................................    2.8
Drugs & Medical Supplies...............................................    2.8
Media & Entertainment..................................................    2.4
Money Market...........................................................    2.1
Beverages..............................................................    2.0
Metals.................................................................    1.8
Airlines...............................................................    1.7
Real Estate Investment Trust...........................................    1.4
Commercial Services....................................................    1.2
Telecommunication Services.............................................    0.9
Containers & Packaging.................................................    0.9
Power Generation.......................................................    0.8
Waste Management.......................................................    0.6
Hotel/Motel............................................................    0.6
Publishing.............................................................    0.5
Consumer Products......................................................    0.4
Computers..............................................................    0.3
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     15

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $165,018,414)                         $ 167,194,396
Cash                                                                    386,434
Receivable for Fund shares sold                                       2,624,849
Interest receivable                                                   2,390,455
Other assets                                                              3,174
                                                                -----------------
      Total assets                                                  172,599,308
                                                                -----------------
LIABILITIES
Payable for Investments purchased                                     4,600,209
Payable for Fund shares reacquired                                      620,432
Management fee payable                                                   53,444
Distribution fee payable                                                 48,328
Accrued expenses                                                         36,173
Dividends payable                                                        21,447
Deferred Directors' fees                                                 12,829
                                                                -----------------
      Total liabilities                                               5,392,862
                                                                -----------------
NET ASSETS                                                        $ 167,206,446
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     147,304
   Paid-in capital in excess of par                                 178,364,964
                                                                -----------------
                                                                    178,512,268
   Accumulated net realized loss on investments                     (13,481,804)
   Net unrealized appreciation on investments                         2,175,982
                                                                -----------------
Net assets at December 31, 2001                                   $ 167,206,446
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($87,715,643 / 7,728,311 shares of common stock issued
      and outstanding)                                                   $11.35
   Maximum sales charge (3.25% of offering price)                           .38
                                                                -----------------
   Maximum offering price to public                                      $11.73
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($27,416,345 / 2,416,566 shares of common stock
      issued and outstanding)                                            $11.35
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($25,995,727 / 2,291,337 shares of common stock issued
      and outstanding)                                                   $11.35
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.46
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($26,078,731 / 2,294,193 shares of common stock
      issued and outstanding)                                            $11.37
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     17

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 7,175,174
                                                                -----------------
Expenses
   Management fee                                                      445,647
   Distribution fee--Class A                                           196,213
   Distribution fee--Class B                                           123,819
   Distribution fee--Class C                                            39,388
   Transfer agent's fees and expenses                                  165,000
   Custodian's fees and expenses                                        85,000
   Registration fees                                                    60,000
   Reports to shareholders                                              60,000
   Legal fees and expenses                                              40,000
   Audit fee                                                            25,000
   Directors' fees                                                      10,000
   Miscellaneous                                                         3,187
                                                                -----------------
      Total expenses                                                 1,253,254
                                                                -----------------
Net investment income                                                5,921,920
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                          (1,627,262)
   Financial futures contracts                                         452,088
                                                                -----------------
                                                                    (1,175,174)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       1,812,763
   Financial futures contracts                                        (202,735)
                                                                -----------------
                                                                     1,610,028
                                                                -----------------
Net gain on investments                                                434,854
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 6,356,774
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   5,921,920        $   5,704,962
   Net realized loss on investment
      transactions                                (1,175,174)          (2,107,051)
   Net change in unrealized appreciation
      (depreciation) on investments                1,610,028            3,647,362
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              6,356,774            7,245,273
                                             -----------------    -----------------
Dividends from net investment income (Note
   1)
      Class A                                     (4,312,162)          (4,423,825)
      Class B                                       (826,655)            (936,485)
      Class C                                       (263,924)            (100,194)
      Class Z                                       (635,388)            (244,458)
                                             -----------------    -----------------
                                                  (6,038,129)          (5,704,962)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 6)
   Net proceeds from shares subscribed           151,909,421           23,561,384
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                    4,475,640            4,064,360
   Cost of shares reacquired                     (84,404,817)         (48,113,946)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                71,980,244          (20,488,202)
                                             -----------------    -----------------
Total increase (decrease)                         72,298,889          (18,947,891)
NET ASSETS
Beginning of year                                 94,907,557          113,855,448
                                             -----------------    -----------------
End of year(a)                                 $ 167,206,446        $  94,907,557
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Includes undistributed net investment
income of                                      $          --        $      77,114
                                             -----------------    -----------------

    See Notes to Financial Statements                                     19

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements

      Prudential Short-Term Corporate Bond Fund, Inc. (the 'Fund'), formerly known as Prudential Structured Maturity Fund, Inc., is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the 'Portfolio') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

      Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Portfolio.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Effective January 1, 2001, the AICPA Audit and Accounting Guide for Investment Companies requires the amortization of discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of adopting this accounting principle is not material to the financial statements and therefore no reclassifications were recorded to the financial statements.

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investment Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management Inc. ('PIM') formerly known as The
                                                                          21

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

Prudential Investment Corporation. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 2001. Effective January 1, 2002, the annual rate for distribution-related activities for Class B under the Plans will be 1% of the average daily net assets of the Class B shares.

      PIMS has advised the Portfolio that it received approximately $154,400 and $68,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended December 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Portfolio that during the year ended December 31, 2001, it received approximately $30,100 and $7,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

lender. Effective September 14, 2001, the maximum commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemption. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and a wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $143,800 for the services of PMFS. As of December 31, 2001, approximately $13,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      Investment in the Core Funds:    The Fund invests in the Taxable Money
Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2001, the Fund earned income of approximately $96,000 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 aggregated $318,577,446 and $245,703,508, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to increase undistributed net investment income and accumulated
                                                                          23

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

realized loss on investments by $39,095, due to the federal income tax treatment of securities purchased with market discount. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended December 31, 2001, the tax character of dividends paid of $6,038,129 was ordinary income.

      As of December 31, 2001, the accumulated undistributed earnings on a tax basis is the same as book. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $11,254,000 of which $4,635,000 expires in 2002, $3,149,000 expires in 2004, $1,537,000 expires in 2007, and
$1,933,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $2,125,000 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized (depreciation) as of December 31, 2001 were as follows:

                                                                          Total Net
                                                       Other Cost        Unrealized
  Tax Basis       Appreciation      Depreciation       Adjustments      Appreciation
--------------   ---------------   ---------------   ---------------   ---------------
 $165,120,388      $2,928,621         $854,613             --            $2,074,008

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. From December 17, 2001 to December 31, 2001, Class C shares were sold with no front-end sales charge and a contingent deferred sales charge of 1% during the first 12 months. As of January 2, 2002, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

      There are 500 million authorized shares of $.01 par value common stock, divided into four classes for each portfolio, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio. Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   5,413,327    $ 62,176,225
Shares issued in reinvestment of dividends                      270,060       3,083,443
Shares reacquired                                            (4,787,490)    (54,950,292)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    895,897      10,309,376
Shares issued upon conversion from Class B                      346,853       3,961,405
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,242,750    $ 14,270,781
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,213,617    $ 13,383,099
Shares issued in reinvestment of dividends                      282,592       3,111,972
Shares reacquired                                            (3,254,650)    (35,824,111)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,758,441)    (19,329,040)
Shares issued upon conversion from Class B                      475,835       5,238,405
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,282,606)   $(14,090,635)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                   1,847,021    $ 21,236,449
Shares issued in reinvestment of dividends                       51,731         590,140
Shares reacquired                                              (473,742)     (5,395,425)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,425,010      16,431,164
Shares reacquired upon conversion into Class A                 (347,045)     (3,961,405)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,077,965    $ 12,469,759
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     340,623    $  3,749,678
Shares issued in reinvestment of dividends                       57,685         634,650
Shares reacquired                                              (612,263)     (6,725,832)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (213,955)     (2,341,504)
Shares reacquired upon conversion into Class A                 (475,946)     (5,238,405)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (689,901)   $ (7,579,909)
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          25

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   2,383,241    $ 27,460,498
Shares issued in reinvestment of dividends                       17,197         196,014
Shares reacquired                                              (261,113)     (2,990,372)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,139,325    $ 24,666,140
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                      46,617    $    513,148
Shares issued in reinvestment of dividends                        7,539          82,944
Shares reacquired                                              (101,039)     (1,111,585)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (46,883)   $   (515,493)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                   3,576,572    $ 41,036,249
Shares issued in reinvestment of dividends                       52,953         606,043
Shares reacquired                                            (1,852,918)    (21,068,728)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,776,607    $ 20,573,564
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     536,070    $  5,915,459
Shares issued in reinvestment of dividends                       21,292         234,794
Shares reacquired                                              (406,024)     (4,452,418)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   151,338    $  1,697,835
                                                             ----------    ------------
                                                             ----------    ------------

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2001
            PRUDENTIAL
            SHORT-TERM CORPORATE BOND FUND
            ---------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 11.17
                                                                    --------
Income from investment operations:
Net investment income                                                    .62
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                    --------
      Total from investment operations                                   .81
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.63)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.63)
                                                                    --------
Net asset value, end of year                                         $ 11.35
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             7.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $87,716
Average net assets (000)                                             $78,485
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.05%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .80%
   Net investment income                                                5.42%
For Class A, B, C and Z shares:
   Portfolio turnover                                                    243%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.99             $  11.42             $  11.35             $  11.36
    --------             --------             --------             --------
         .64                  .62                  .68                  .74
         .18                 (.43)                 .07                  .01
    --------             --------             --------             --------
         .82                  .19                  .75                  .75
    --------             --------             --------             --------
        (.64)                (.62)                (.68)                (.74)
          --                   --                   --                 (.02)
    --------             --------             --------             --------
        (.64)                (.62)                (.68)                (.76)
    --------             --------             --------             --------
    $  11.17             $  10.99             $  11.42             $  11.35
    --------             --------             --------             --------
    --------             --------             --------             --------
        7.65%                1.72%                6.81%                6.81%
    $ 72,467             $ 85,360             $ 85,213             $ 65,431
    $ 76,619             $ 86,025             $ 73,382             $ 70,899
        1.07%                1.02%                 .81%                 .94%
         .82%                 .77%                 .71%                 .84%
        5.77%                5.56%                5.98%                6.51%
         171%                 168%                 301%                 180%

    See Notes to Financial Statements                                     29

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                   $ 11.17
                                                                    --------
Income from investment operations:
Net investment income                                                    .56
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                    --------
      Total from investment operations                                   .75
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.57)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.57)
                                                                    --------
Net asset value, end of year                                         $ 11.35
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $27,416
Average net assets (000)                                             $16,509
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .80%
   Net investment income                                                4.89%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.98             $  11.41             $  11.35             $  11.36
----------------     ----------------     ----------------     ----------------
         .58                  .56                  .61                  .67
         .19                 (.43)                 .06                  .01
----------------     ----------------     ----------------     ----------------
         .77                  .13                  .67                  .68
----------------     ----------------     ----------------     ----------------
       (0.58)                (.56)                (.61)                (.67)
          --                   --                   --                 (.02)
----------------     ----------------     ----------------     ----------------
       (0.58)                (.56)                (.61)                (.69)
----------------     ----------------     ----------------     ----------------
    $  11.17             $  10.98             $  11.41             $  11.35
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        7.21%                1.21%                6.03%                6.13%
    $ 14,950             $ 22,281             $ 39,694             $ 71,030
    $ 17,787             $ 29,870             $ 56,913             $ 81,673
        1.57%                1.52%                1.46%                1.59%
         .82%                 .77%                 .71%                 .84%
        5.26%                5.03%                5.36%                5.87%

    See Notes to Financial Statements                                     31

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                   $ 11.17
                                                                    --------
Income from investment operations:
Net investment income                                                    .56
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                    --------
      Total from investment operations                                   .75
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.57)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.57)
                                                                    --------
Net asset value, end of year                                         $ 11.35
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             6.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $25,996
Average net assets (000)                                             $ 5,252
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .80%
   Net investment income                                                4.70%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $10.98               $11.41               $11.35               $11.36
    -------              -------              -------              -------
        .58                  .57                  .61                  .67
        .19                 (.43)                 .06                  .01
    -------              -------              -------              -------
        .77                  .14                  .67                  .68
    -------              -------              -------              -------
       (.58)                (.57)                (.61)                (.67)
         --                   --                   --                 (.02)
    -------              -------              -------              -------
       (.58)                (.57)                (.61)                (.69)
    -------              -------              -------              -------
     $11.17               $10.98               $11.41               $11.35
    -------              -------              -------              -------
    -------              -------              -------              -------
       7.21%                1.21%                6.03%                6.13%
     $1,698               $2,185               $1,507               $1,314
     $1,902               $1,767               $1,351               $1,329
       1.57%                1.52%                1.46%                1.59%
        .82%                 .77%                 .71%                 .84%
       5.27%                5.10%                5.36%                5.87%

    See Notes to Financial Statements                                     33

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                   $ 11.19
                                                                    --------
Income from investment operations:
Net investment income                                                    .65
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                    --------
      Total from investment operations                                   .84
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.66)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.66)
                                                                    --------
Net asset value, end of year                                         $ 11.37
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $26,079
Average net assets (000)                                             $11,166
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .80%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .80%
   Net investment income                                                5.53%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $11.00               $11.42               $11.35               $11.37
    -------              -------              -------              -------
        .67                  .65                  .69                  .77
        .19                 (.42)                 .07                  .02
    -------              -------              -------              -------
        .86                  .23                  .76                  .79
    -------              -------              -------              -------
       (.67)                (.65)                (.69)                (.77)
         --                   --                   --                 (.04)
    -------              -------              -------              -------
       (.67)                (.65)                (.69)                (.81)
    -------              -------              -------              -------
     $11.19               $11.00               $11.42               $11.35
    -------              -------              -------              -------
    -------              -------              -------              -------
       8.01%                2.07%                6.92%                7.01%
     $5,793               $4,029               $4,614               $  784
     $4,036               $2,833               $1,748               $  313
        .82%                 .77%                 .71%                 .84%
        .82%                 .77%                 .71%                 .84%
       6.06%                5.84%                6.03%                6.71%

    See Notes to Financial Statements                                     35

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Short-Term Corporate Bond Fund, Inc.--Income Portfolio (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

      During 2001, dividends were paid from net investment income of $.62 per share for Class A shares, $.56 per share for Class B shares, $.56 per share for Class C shares and $.65 per share for Class Z shares and are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares $.0082 (special taxable income) which is taxable as ordinary income. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 4.53% of the dividends paid by the Portfolio qualifies for such deduction.

      We wish to advise you that the corporate dividends received deduction for the Portfolio is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.
                                                                          37

 Prudential Short-Term Corporate Bond Fund      www.PruFN.com   (800) 225-1852
          Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Director               Since 1996

                       Delayne Dedrick Gold (63)            Director               Since 1989

                       Thomas T. Mooney (60)                Director               Since 1996

                       Stephen P. Munn (59)                 Director               Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (63)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    38                                                                    39

   Prudential Short-Term Corporate Bond Fund     www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               Since 1993

                       Nancy H. Teeters (71)                Director               Since 1996

                       Louis A. Weil, III (60)              Director               Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Investmart, Inc. (August 2001-October
                                                        2001), formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998); formerly,
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.

                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999); formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (60)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    40                                                                    41

  Prudential Short-Term Corporate Bond Fund      www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Director

                       *David R. Odenath, Jr. (44)          President and          Since 1999
                                                            Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (44)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.


    42                                                                    43

  Prudential Short-Term Corporate Bond Fund    www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

      Information pertaining to the officers of the Fund is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1996
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    44                                                                    45

  Prudential Short-Term Corporate Bond Fund    www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

------------------

    * 'Interested' Director, as defined in the Investment Company Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year for which they reach the age of 75. The table shows the number of years for which they have served as Director and, or
      Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934, (that is, 'public companies') or other investment companies registered under the 1940
      Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

   46                                                                    47

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                          www.PruFN.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
-------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
  mutual funds.

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Class A    Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 12/31/01

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      3.91%       5.36%      5.64% (5.62)       6.67%
Without Sales Charge   7.40%       6.06%          5.99%          6.96%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond Fund,
Inc./Income Portfolio (Class A shares) with a similar investment in the Lehman Brothers
Intermediate Government/Credit Bond Index
(the Lehman Bros. Intermediate Gov't/Credit
Bond Index) and the Lehman Brothers 1-5
Years U.S. Credit Index (the Lehman Bros. 1-
5 Years U.S Credit Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1991) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the
Fund's average annual total returns and
yields would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

On January 1, 2001, the Fund changed its benchmark index to the Lehman Bros. 1-5
Years U.S. Credit Index, reflecting the
elimination of the Fund's "laddered"
maturity strategy. The Lehman Bros. 1-5
Years U.S. Credit Index is an unmanaged
index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the Securities and Exchange
Commission (SEC). Prior to that time, the Fund's benchmark index was the Lehman Bros.
Intermediate Gov't/Credit Bond Index. The
Lehman Bros. Intermediate Gov't/Credit Bond
Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by
corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                 www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 12/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charg e     3.86%        5.47%          N/A          5.27%
Without Sales Charge   6.86%        5.47%          N/A         5.27%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond
Fund, Inc./Income Portfolio (Class B shares) with a similar investment in the Lehman
Brothers Intermediate Government/Credit Bond
Index (the Lehman Bros. Intermediate
Gov't/Credit Bond Index) and the Lehman
Brothers 1-5 Years U.S. Credit Index (the
Lehman Bros. 1-5 Years U.S Credit Index) by portraying the initial account values at the commencement of operations of Class B shares
(December 9, 1992) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately five years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

On January 1, 2001, the Fund changed its benchmark index to the Lehman Bros. 1-5
Years U.S. Credit Index, reflecting the
elimination of the Fund's "laddered"
maturity strategy. The Lehman Bros. 1-5
Years U.S. Credit Index is an unmanaged
index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the Securities and Exchange
Commission (SEC). Prior to that time, the Fund's benchmark index was the Lehman Bros.
Intermediate Gov't/Credit Bond Index. The
Lehman Bros. Intermediate Gov't/Credit Bond
Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by
corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Short-Term Corporate Bond Fund, Inc.    Income Portfolio

Class C    Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 12/31/01

    One Year    Five Years    Ten Years    Since Inception
With Sales Charge    4.81%    5.26%    N/A    5.57%
Without Sales Charge    6.87%    5.47%    N/A    5.71%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond
Fund, Inc./Income Portfolio (Class C shares) with a similar investment in the Lehman
Brothers Intermediate Government/Credit Bond
Index (the Lehman Bros. Intermediate
Gov't/Credit Bond Index) and the Lehman
Brothers 1-5 Years U.S. Credit Index (the
Lehman Bros. 1-5 Years U.S Credit Index) by portraying the initial account values at the commencement of operations of Class C shares
(August 1, 1994) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

On January 1, 2001, the Fund changed its benchmark index to the Lehman Bros. 1-5
Years U.S. Credit Index, reflecting the
elimination of the Fund's "laddered"
maturity strategy. The Lehman Bros. 1-5
Years U.S. Credit Index is an unmanaged
index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the Securities and Exchange
Commission (SEC). Prior to that time, the Fund's benchmark index was the Lehman Bros.
Intermediate Gov't/Credit Bond Index. The
Lehman Bros. Intermediate Gov't/Credit Bond
Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by
corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.PruFN.com    (800) 225-1852

Class Z    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

    One Year    Five Years    Since Inception
      7.66%       6.31%          6.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Short-Term Corporate Bond
Fund, Inc./Income Portfolio (Class Z shares) with a similar investment in the Lehman
Brothers Intermediate Government/Credit Bond
Index (the Lehman Bros. Intermediate
Gov't/Credit Bond Index) and the Lehman
Brothers 1-5 Years U.S. Credit Index (the
Lehman Bros. 1-5 Years U.S Credit Index) by portraying the initial account values at the commencement of operations of Class Z shares
(December 16, 1996) and the account values at the end of the current fiscal year
(December 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

On January 1, 2001, the Fund changed its benchmark index to the Lehman Bros. 1-5
Years U.S. Credit Index, reflecting the
elimination of the Fund's "laddered"
maturity strategy. The Lehman Bros. 1-5
Years U.S. Credit Index is an unmanaged
index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be registered with the Securities and Exchange
Commission (SEC). Prior to that time, the Fund's benchmark index was the Lehman Bros.
Intermediate Gov't/Credit Bond Index. The
Lehman Bros. Intermediate Gov't/Credit Bond
Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by
corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
    Class A     PBSMX     74437L101
    Class B     PSMBX     74437L200
    Class C     PIFCX     74437L309
    Class Z     PIFZX     74437L408

MF140E    IFS-A068688